UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Core Fixed Income Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
33 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Tax Information
48 Investment Management Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Board Members and Officers
62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Overview of Market and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the annual period ended October 31, 2011, the total return of the fund's Class A shares was 4.69%. By comparison, the Barclays Capital U.S. Aggregate Bond Index delivered a 5.00% return.1

The U.S. Federal Reserve Board (the Fed) left its benchmark short-term interest rate at essentially zero during the 12 months, maintaining a target range of between 0% and 0.25%. In addition, the Fed in November initiated a second round of bond purchases designed to keep market interest rates low. The market had been anticipating this action for some time, however, and interest rates actually rose and bonds traded down once details of the program were confirmed. In addition, economic data appeared to show signs of strengthening as 2010 drew to a close. The result was a significant rise in overall rates from historically low levels.

However, the upward trend with interest rates began to slow and eventually reverse as 2011 progressed, as the markets attempted to digest unsettling news, including political unrest in the Middle East and an earthquake and tsunami in Japan. Despite accommodative monetary policy, weakness in employment and housing increasingly raised concerns over the possibility of a dip into a second U.S. recession. In addition, heading into the summer, the threat of a default by Greece on its sovereign debt began to loom over the global credit markets.2

Adding to the uncertain backdrop, the U.S. Congress engaged in a fractious debate over raising the government debt ceiling. The issue was resolved in early August of 2011 short of a default on U.S. debt. However, the inability to make progress on longer-term reforms necessary to address the structural gap between revenues and expenditures was disheartening to markets and led Standard and Poor's® to lower the U.S. debt rating. Following the lowering of the overall U.S. debt rating by Standard & Poor's, the ratings of many of the fund's holdings in agency- and mortgage-backed securities were lowered from AAA to AA. See page 13 for details. Soon after, the Fed announced its intention to leave short-term rates at zero through 2013, reflecting heightened concern over growth prospects.3

The result of this unsettled backdrop was a sharp decline in market interest rates in August and September of 2011. In addition, in a counterintuitive development, investors took the U.S. credit rating downgrade as a sign of an overall deterioration in conditions and retreated to the perceived safety of U.S. Treasury securities. This flight to safety led to a significant widening of credit spreads — the incremental yield provided by lower-rated debt instruments vs. U.S. Treasury securities — over the last few months of the period.4 As the fiscal period concluded, all eyes were on Europe as leaders attempted to put together a package that would avert a default by Greece and forestall a series of events with the potential to severely impact the global financial system and global growth prospects.

For the full 12 months ending October 31, 2011, interest rates fell along the entire U.S. Treasury yield curve and ended at extraordinarily low levels.5 To illustrate, the two-year yield went from 0.34% to 0.25%, the five-year from 1.17% to 0.99%, the 10-year from 2.63% to 2.17% and the 30-year from 3.99% to 3.16%.

Positive Contributors to Performance

Our focus for most of the period was on both investment-grade corporate issues and securitized sectors, including residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).6 In the beginning of the period, the fund had overweight exposure to investment-grade corporate bonds and was underweight U.S. Treasury and agency issues. This was initially helpful to performance vs. the benchmark as credit sensitive sectors were supported by signs of a strengthening economy. At the beginning of 2011, when management duties for the fund were shifted to Fischer Francis Trees & Watts (FFTW), the fund's overall positioning was modified to include an expansion in investment-grade corporate exposure and, as valuations reached expensive levels mid-year, the focus was shifted to shorter maturities within the sector. Allocations within the investment-grade corporate credit sector focused on well-capitalized financial companies, principally banks. In the securitized sectors, we have had overweight (above-benchmark) positions in the most highly collateralized, AAA-rated CMBS issues, as well as in government agency MBS issues selected to offer protection from prepayments on underlying loans. These allocations produced positive returns vs. the benchmark over the first several months of the period.7 Later in the period ended October 31, 2011, holdings of mortgage-backed securities were increased.

Negative Contributors to Performance

As the period progressed and the corporate and securitized mortgage sectors became less attractive from a valuation standpoint, we shortened durations within corporate credit and trimmed our holdings of MBS and CMBS.8 These shifts helped the fund's performance relative to its peer group in the flight to quality that ensued in August and September of 2011. However, the very strong performance of U.S. government debt resulting from that flight to quality resulted in the fund lagging its benchmark for the 12 months.

Outlook and Positioning

The recent widening in credit spreads has made both corporate and mortgage-backed issues more attractive on a relative basis. Within corporates, we currently view bank issue valuations as especially favorable, while within MBS we are focusing on higher-coupon issues that we believe may experience low prepayments on the underlying mortgages. With interest rates near historic lows, we currently are maintaining overall portfolio duration close to that of the benchmark.

Incoming data has continued to raise concerns over global economic growth. Regulatory and fiscal uncertainty, along with concerns over the Eurozone, have damaged business and household confidence. Fiscal retrenchment as governments attempt to live within their means also poses a significant risk to GDP in 2012.9 We believe inflation should remain low given the amount of spare economic capacity, and may even retreat. We will be monitoring all of this data with respect to appropriate risk levels in the portfolio, keeping in mind the fund's role as a core bond exposure for clients.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

Effective on January 3, 2011, Fischer Francis Trees & Watts, Inc. (FFTW), serves as subadvisor to DWS Core Fixed Income Fund. FFTW is directly wholly owned by BNP Paribas Investment Partners USA Holdings Inc., a New York corporation. BNP Paribas Investment Partners USA Holdings Inc. is owned by BNP Paribas, which is a publicly-owned banking corporation organized under the laws of the Republic of France.

Portfolio Management

David Marmon

Lead Portfolio Manager, Fischer Francis Trees & Watts, Inc.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays Capital U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Sovereign debt refers to government bonds issued in a foreign currency.

3 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

4 Credit spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

5 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

6 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

8 Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

9 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.69%	5.83%	1.86%	3.10%
Class B	3.90%	4.99%	1.09%	2.32%
Class C	3.92%	5.03%	1.10%	2.33%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-0.02%	4.22%	0.93%	2.62%
Class B (max 4.00% CDSC)	0.90%	4.39%	0.92%	2.32%
Class C (max 1.00% CDSC)	3.92%	5.03%	1.10%	2.33%
No Sales Charges
Class R	4.44%	5.61%	1.63%	2.87%
Class S	4.88%	5.99%	2.08%	3.23%
Institutional Class	4.98%	6.10%	2.12%	3.36%
Barclays Capital U.S. Aggregate Bond Index+	5.00%	8.87%	6.41%	5.46%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.07%, 1.77%, 1.72%, 1.13%, 0.80% and 0.70% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, Class R shares on October 1, 2003 and Class S shares on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Barclays Capital U.S. Aggregate Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/11	$9.65	$9.64	$9.65	$9.70	$9.64	$9.65
10/31/10	$9.45	$9.44	$9.45	$9.50	$9.44	$9.45
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.24	$.16	$.17	$.22	$.25	$.26
October Income Dividend	$.0205	$.0139	$.0152	$.0203	$.0232	$.0227
SEC 30-day Yield as of 10/31/11++	2.54%	1.89%	1.98%	2.47%	3.01%	2.93%
Current Annualized Distribution Rate as of 10/31/11++	2.55%	1.73%	1.89%	2.51%	2.89%	2.82%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.07% and 1.82% for Class A and B shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.08% and 1.66% for Class A and B shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — Intermediate-Term Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	325	of	1,178	28
3-Year	992	of	1,025	96
5-Year	844	of	864	97
Class B 1-Year	683	of	1,178	58
3-Year	1,014	of	1,025	98
5-Year	855	of	864	98
Class C 1-Year	676	of	1,178	57
3-Year	1,013	of	1,025	98
5-Year	854	of	864	98
Class R 1-Year	433	of	1,178	37
3-Year	1,003	of	1,025	97
5-Year	847	of	864	98
Class S 1-Year	258	of	1,178	22
3-Year	985	of	1,025	96
5-Year	839	of	864	97
Institutional Class 1-Year	219	of	1,178	19
3-Year	979	of	1,025	95
5-Year	837	of	864	96
10-Year	544	of	577	94

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Classes A, B, C and R shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,039.40	$1,034.30	$1,035.50	$1,038.20	$1,039.40	$1,040.90
Expenses Paid per $1,000*	$4.88	$8.72	$8.67	$6.06	$3.86	$3.50
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.42	$1,016.64	$1,016.69	$1,019.26	$1,021.42	$1,021.78
Expenses Paid per $1,000*	$4.84	$8.64	$8.59	$6.01	$3.82	$3.47

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.95%	1.70%	1.69%	1.18%	.75%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	10/31/11	10/31/10

Corporate Bonds	54%	28%
Mortgage-Backed Securities Pass-Throughs	43%	33%
Municipal Bonds and Notes	7%	8%
Government & Agency Obligations	7%	27%
Commercial Mortgage-Backed Securities	3%	7%
Collateralized Mortgage Obligations	2%	2%
Asset-Backed	1%	1%
Cash Equivalents and Other Assets and Liabilities, net	(17)%	(6)%
	100%	100%

Sector Diversification (As a % of Corporate Bonds)	10/31/11	10/31/10

Financials	65%	42%
Energy	10%	13%
Consumer Discretionary	8%	15%
Telecommunication Services	6%	4%
Materials	3%	3%
Utilities	3%	3%
Consumer Staples	3%	10%
Industrials	1%	4%
Health Care	1%	6%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

AAA	2%	60%
AA	51%	4%
A	29%	9%
BBB	15%	21%
BB	2%	1%
B	—	2%
Not Rated	1%	3%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	6.1 years	6.8 years
Effective Duration	5.0 years	4.8 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Principal Amount ($)	Value ($)

Corporate Bonds 54.0%
Consumer Discretionary 4.1%
Comcast Cable Holdings LLC, 9.8%, 2/1/2012	3,540,000	3,613,505
Comcast Corp., 6.4%, 3/1/2040	1,150,000	1,414,441
DIRECTV Holdings LLC, 3.125%, 2/15/2016	800,000	820,171
News America, Inc., 6.15%, 3/1/2037	1,000,000	1,098,221
Royal Caribbean Cruises Ltd., 7.0%, 6/15/2013	2,000,000	2,095,000
Time Warner Cable, Inc.:
6.75%, 7/1/2018	2,230,000	2,656,436
7.5%, 4/1/2014	1,500,000	1,702,844
Turner Broadcasting System, Inc., 8.375%, 7/1/2013	1,500,000	1,666,878
		15,067,496
Consumer Staples 1.3%
Altria Group, Inc., 10.2%, 2/6/2039	810,000	1,251,315
CVS Caremark Corp., 6.125%, 8/15/2016	3,000,000	3,515,352
		4,766,667
Energy 5.6%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	880,000	1,035,535
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	1,500,000	1,578,078
Enbridge Energy Partners LP, 5.875%, 12/15/2016	985,000	1,135,524
Enterprise Products Operating LLC:
4.6%, 8/1/2012	700,000	714,611
Series M, 5.65%, 4/1/2013	830,000	877,280
Kinder Morgan Energy Partners LP:
5.0%, 12/15/2013	1,300,000	1,388,178
6.5%, 9/1/2039	550,000	618,402
Magellan Midstream Partners LP, 6.45%, 6/1/2014	3,000,000	3,365,196
ONEOK Partners LP, 6.15%, 10/1/2016	1,527,000	1,763,183
Petronas Global Sukuk Ltd., 144A, 4.25%, 8/12/2014	5,000,000	5,293,460
Plains All American Pipeline LP, 5.75%, 1/15/2020	1,730,000	1,949,428
TransCanada PipeLines Ltd., 6.1%, 6/1/2040	600,000	761,381
		20,480,256
Financials 35.1%
Anglo American Capital PLC, 144A, 2.15%, 9/27/2013	3,430,000	3,426,285
ASIF Global Financing XIX, 144A, 4.9%, 1/17/2013	5,000,000	5,150,000
AvalonBay Communities, Inc., (REIT), 5.5%, 1/15/2012	3,737,000	3,766,911
Bank of America Corp., 5.75%, 12/1/2017	4,010,000	3,991,538
BB&T Corp, 4.75%, 10/1/2012	1,500,000	1,550,796
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	3,300,000	4,218,410
Citigroup, Inc.:
5.375%, 8/9/2020	2,000,000	2,136,680
5.5%, 4/11/2013	8,090,000	8,394,119
6.125%, 11/21/2017	1,000,000	1,101,317
Credit Suisse New York:
5.0%, 5/15/2013	5,000,000	5,203,595
5.4%, 1/14/2020	3,000,000	2,996,793
Fifth Third Bancorp., 5.45%, 1/15/2017	2,082,000	2,219,318
Fleet Capital Trust II, 7.92%, 12/11/2026	2,000,000	1,740,000
Ford Motor Credit Co., LLC, 8.0%, 6/1/2014	3,000,000	3,298,968
General Electric Capital Corp.:
2.1%, 1/7/2014	5,000,000	5,056,795
Series A, 6.875%, 1/10/2039	1,640,000	1,982,291
HSBC Finance Corp.:
0.697%*, 9/14/2012	3,000,000	2,952,168
5.5%, 1/19/2016	3,700,000	3,877,815
HSBC Holdings PLC, 6.5%, 5/2/2036	440,000	467,991
JPMorgan Chase & Co.:
1.536%*, 9/1/2015	2,000,000	1,950,298
2.05%, 1/24/2014	3,000,000	3,034,638
5.125%, 9/15/2014	5,000,000	5,322,610
6.4%, 5/15/2038	1,670,000	2,011,156
MBNA Corp., 6.125%, 3/1/2013	3,639,000	3,699,455
MetLife, Inc., 6.4%, 12/15/2036	800,000	785,870
Metropolitan Life Global Funding I:
144A, 2.5%, 1/11/2013	4,000,000	4,065,360
144A, 5.125%, 4/10/2013	1,670,000	1,755,380
Morgan Stanley:
Series F, 5.625%, 9/23/2019	2,710,000	2,675,919
Series F, 6.0%, 4/28/2015	2,110,000	2,223,780
NiSource Finance Corp., 5.4%, 7/15/2014	3,000,000	3,250,365
Nordea Bank AB, 144A, 1.75%, 10/4/2013	5,000,000	4,972,625
Petrobras International Finance Co., 3.875%, 1/27/2016	3,000,000	3,069,903
PNC Funding Corp., 5.25%, 11/15/2015	2,750,000	2,985,557
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	1,120,000	1,205,693
6.2%, 1/15/2015	820,000	901,419
6.2%, 11/15/2040	200,000	224,878
Royal Bank of Canada, 2.3%, 7/20/2016	1,590,000	1,613,487
Svenska Handelsbanken AB, 144A, 4.875%, 6/10/2014	535,000	567,967
The Goldman Sachs Group, Inc.:
1.269%*, 2/7/2014	2,000,000	1,912,770
6.75%, 10/1/2037	1,370,000	1,316,396
Travelers Companies, Inc., 5.35%, 11/1/2040	330,000	373,377
U.S. Bank NA:
3.778%, 4/29/2020	4,000,000	4,141,296
6.3%, 2/4/2014	1,000,000	1,103,862
UBS AG of Stamford, 1.425%*, 1/28/2014	3,000,000	2,936,934
Wachovia Bank NA:
0.637%*, 11/3/2014	3,000,000	2,793,852
4.8%, 11/1/2014	3,000,000	3,192,786
Xstrata Finance Canada Ltd., 144A, 5.5%, 11/16/2011 (a)	1,670,000	1,671,668
		129,291,091
Health Care 0.4%
Express Scripts, Inc., 6.25%, 6/15/2014	1,480,000	1,636,861
Industrials 0.6%
CSX Corp., 5.3%, 2/15/2014	803,000	875,720
Union Pacific Corp., 6.125%, 1/15/2012	1,210,000	1,222,441
		2,098,161
Materials 1.8%
Barrick Gold Corp., 2.9%, 5/30/2016 (a)	4,000,000	4,153,048
Dow Chemical Co., 8.55%, 5/15/2019	1,300,000	1,688,816
International Paper Co., 7.95%, 6/15/2018	560,000	672,121
		6,513,985
Telecommunication Services 3.4%
AT&T, Inc.:
4.95%, 1/15/2013	2,760,000	2,894,373
6.55%, 2/15/2039	2,400,000	3,004,498
6.7%, 11/15/2013	1,500,000	1,666,443
Frontier Communications Corp., 7.875%, 4/15/2015	2,500,000	2,648,437
Verizon Communications, Inc., 8.75%, 11/1/2018	1,760,000	2,377,686
		12,591,437
Utilities 1.7%
Consolidated Edison Co. of New York, 5.7%, 6/15/2040	850,000	1,056,021
Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	1,500,000	1,983,792
Duke Energy Corp., 6.3%, 2/1/2014	1,285,000	1,421,590
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036	1,500,000	1,863,696
		6,325,099
Total Corporate Bonds (Cost $195,529,177)		198,771,053

Mortgage-Backed Securities Pass-Throughs 43.5%
Federal Home Loan Mortgage Corp.:
3.0%, 4/1/2025 (b)	6,700,000	6,830,859
3.5%, with various maturities from 6/1/2025 until 8/1/2040 (b)	3,600,000	3,712,851
3.552%*, 5/1/2041	2,550,392	2,672,952
4.0%, with various maturities from 1/1/2040 until 10/1/2041 (b)	7,711,469	8,019,233
4.5%, with various maturities from 3/1/2026 until 3/1/2041 (b)	34,384,764	36,432,720
5.0%, with various maturities from 4/1/2030 until 9/1/2041 (b)	16,590,493	17,829,077
5.5%, with various maturities from 10/1/2023 until 6/1/2035 (b)	6,523,804	7,058,767
6.0%, 9/1/2035 (b)	4,100,000	4,476,047
Federal National Mortgage Association:
2.451%*, 8/1/2037	2,194,288	2,337,602
3.5%, with various maturities from 10/1/2025 until 7/1/2040 (b)	11,600,000	11,823,688
4.5%, 4/1/2039 (b)	2,400,000	2,538,000
5.0%, with various maturities from 5/1/2019 until 2/1/2041 (b)	4,643,530	4,993,508
5.5%, with various maturities from 10/1/2019 until 4/1/2041 (b)	15,534,546	16,903,463
6.0%, with various maturities from 10/1/2022 until 9/1/2037 (b)	6,609,779	7,266,350
6.5%, with various maturities from 5/1/2023 until 4/1/2037 (b)	11,177,718	12,360,212
Government National Mortgage Association:
3.5%, 10/1/2040 (b)	400,000	414,031
4.0%, with various maturities from 7/1/2040 until 11/1/2040 (b)	5,700,000	6,080,399
4.5%, with various maturities from 4/1/2040 until 7/15/2040 (b)	2,960,016	3,212,234
5.0%, 4/1/2039 (b)	2,900,000	3,192,492
6.5%, with various maturities from 12/15/2023 until 4/20/2024	1,677,855	1,855,682
Total Mortgage-Backed Securities Pass-Throughs (Cost $158,105,997)		160,010,167

Asset-Backed 1.1%
Home Equity Loans 1.1%
Argent Securities, Inc., "M2", Series 2003-W2, 3.17%*, 9/25/2033	750,410	743,161
First Franklin Mortgage Loan Asset Backed Certificates:
"A2", Series 2006-FF14, 0.305%*, 10/25/2036	1,159,797	1,133,275
"A3", Series 2004-FF10, 0.785%*, 9/25/2034	1,696,630	1,594,700
GSAMP Trust, "A4", Series 2005-WMC1, 0.625%*, 9/25/2035	657,419	638,737
		4,109,873
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2026	25,658	25,677
Total Asset-Backed (Cost $4,216,253)		4,135,550

Commercial Mortgage-Backed Securities 2.7%
Bear Stearns Commercial Mortgage Securities, "A4", Series 2007-PW18, 5.7%, 6/11/2050	5,000,000	5,388,960
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040	4,200,000	4,501,447
Total Commercial Mortgage-Backed Securities (Cost $8,205,170)		9,890,407

Collateralized Mortgage Obligations 2.5%
American Home Mortgage Investment Trust, "2A3", Series 2005-3, 2.232%*, 9/25/2035	1,000,000	908,489
Federal Home Loan Mortgage Corp.:
"FB", Series 3616, 0.943%*, 12/15/2039	750,474	756,584
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	2,282,738	223,357
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	1,465,488	117,888
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	1,485,180	149,689
"LC", Series 2682, 4.5%, 7/15/2032	1,070,000	1,151,655
"6", Series 233, Interest Only, 4.5%, 8/15/2035	2,117,093	275,937
Federal National Mortgage Association:
"PI", Series 2010-151, Interest Only, 4.0%, 5/25/2028	4,612,679	443,812
"7", Series 356, Interest Only, 5.0%, 2/1/2035	2,755,610	392,503
"8", Series 356, Interest Only, 5.0%, 2/1/2035	2,230,452	313,035
"J", Series 1998-36, 6.0%, 7/18/2028	1,262,756	1,318,642
Government National Mortgage Association, "BI", Series 2011-29, Interest Only, 4.5%, 5/16/2039	1,851,629	226,014
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.691%*, 10/7/2020	2,281,107	2,284,072
Structured Adjustable Rate Mortgage Loan Trust, "A3", Series 2005-6XS, 0.625%*, 3/25/2035	838,324	791,316
Total Collateralized Mortgage Obligations (Cost $10,140,455)		9,352,993

Government & Agency Obligations 6.5%
U.S. Treasury Obligations
U.S. Treasury Bonds:
3.5%, 2/15/2039	3,400,000	3,596,030
3.875%, 8/15/2040	6,300,000	7,106,205
U.S. Treasury Notes:
2.125%, 8/15/2021 (a) (c)	11,000,000	10,951,930
3.125%, 5/15/2021	2,000,000	2,174,220
Total Government & Agency Obligations (Cost $23,892,713)		23,828,385

Municipal Bonds and Notes 7.0%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (d)	5,000,000	5,134,900
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043 (d)	750,000	911,160
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025, INS: NATL (d)	2,245,000	2,253,171
Rancho Cordova, CA, Certificates of Participation, City Hall Acquisition, Series B, 5.65%, 2/1/2024, INS: AMBAC (d)	4,340,000	4,398,503
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032, INS: NATL (d)	925,000	733,516
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012 (d)	1,300,000	1,291,082
Series A, 144A, Zero Coupon, 6/12/2013 (d)	1,500,000	1,409,790
Series C, 144A, Zero Coupon, 7/31/2013 (d)	3,500,000	3,272,360
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024, INS: AMBAC (d)	6,315,000	6,394,569
Total Municipal Bonds and Notes (Cost $24,944,929)		25,799,051

	Contracts	Value ($)

Call Options Purchased 0.0%
10-Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $129.0	60	67,500
10-Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $131.0	60	23,438
Total Call Options Purchased (Cost $148,932)		90,938

Put Options Purchased 0.0%
10-Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $123.5	75	3,516
10-Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $124.5	125	9,765
10-Year U.S. Treasury Note Future, Expiration Date 11/25/2011, Strike Price $125.5	75	11,719
Total Put Options Purchased (Cost $53,345)		25,000

	Shares	Value ($)

Securities Lending Collateral 2.5%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $9,340,460)	9,340,460	9,340,460

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $434,577,431)+	119.8	441,244,004
Other Assets and Liabilities, Net	(19.8)	(73,026,296)
Net Assets	100.0	368,217,708

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

+ The cost for federal income tax purposes was $434,665,524. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $6,578,480. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,068,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,489,634.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $9,217,056, which is 2.5% of net assets.

(b) When-issued or delayed delivery security included.

(c) All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NATL: National Public Finance Guarantee Corp.

NCUA: National Credit Union Administration

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-Year U.S. Treasury Note	USD	12/20/2011	53	6,840,313	23,614
30-Year U.S. Treasury Bond	USD	12/20/2011	36	5,005,125	(25,948)
5-Year U.S. Treasury Note	USD	12/30/2011	106	12,996,594	(75,623)
Ultra Long U.S. Treasury Bond	USD	12/20/2011	36	5,485,500	337,645
Total net unrealized appreciation					259,688

At October 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2-Year U.S. Treasury Note	USD	12/30/2011	25	5,507,031	4,688

Currency Abbreviation
USD United States Dollar

At October 31, 2011, open written options contracts were as follows:
Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($) (g)
Put Options 10-Year U.S. Treasury Note Future	75	11/25/2011	123.5	3,516
10-Year U.S. Treasury Note Future	125	11/25/2011	124.5	9,766
10-Year U.S. Treasury Note Future	75	11/25/2011	125.5	11,719
10-Year U.S. Treasury Note Future	100	11/25/2011	126.5	26,562
10-Year U.S. Treasury Note Future	50	12/23/2011	123.0	10,937
Total Written Options (Total premiums received $171,923)				62,500

(g) Unrealized appreciation on written options at October 31, 2011 was $109,423.

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased options and written options contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$198,771,053	$—	$198,771,053
Mortgage-Backed Securities Pass-Throughs	—	160,010,167	—	160,010,167
Asset-Backed	—	4,135,550	—	4,135,550
Commercial Mortgage-Backed Securities	—	9,890,407	—	9,890,407
Collateralized Mortgage Obligations	—	9,352,993	—	9,352,993
Government & Agency Obligations	—	23,828,385	—	23,828,385
Municipal Bonds and Notes	—	25,799,051	—	25,799,051
Short-Term Investments	9,340,460	—	—	9,340,460
Derivatives (i)	481,885	—	—	481,885
Total	$9,822,345	$431,787,606	$—	$441,609,951
Liabilities
Derivatives (i)	$(164,071)	$—	$—	$(164,071)
Total	$(164,071)	$—	$—	$(164,071)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include value of open options purchased, unrealized appreciation (depreciation) on futures contracts and options written, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Collateralized Mortgage Obligations
Balance as of October 31, 2010	$2,700,000
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	(2,700,000	) (j)
Balance as of October 31, 2011	$—
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $425,236,971) — including $9,217,056 of securities loaned	$431,903,544
Investment in Daily Assets Fund Institutional (cost $9,340,460)*	9,340,460
Total investments in securities, at value (cost $434,577,431)	441,244,004
Cash	625,572
Deposit with broker for futures contracts	561,210
Receivable for investments sold	6,276,377
Receivable for investments sold — when-issued/delayed delivery securities	25,010,696
Receivable for Fund shares sold	681,637
Interest receivable	3,484,292
Receivable for daily variation margin on futures contracts	393,405
Foreign taxes recoverable	1,559
Other assets	32,482
Total assets	478,311,234
Liabilities
Payable upon return of securities loaned	9,340,460
Payable for investments purchased — when-issued/delayed delivery securities	96,097,949
Payable for Fund shares redeemed	456,743
Options written, at value (premium received $171,923)	62,500
Distributions payable	156,141
Accrued management fee	125,315
Payable for open reverse repurchase agreement	3,414,234
Other accrued expenses and payables	440,184
Total liabilities	110,093,526
Net assets, at value	$368,217,708

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of:
Accumulated distributions in excess of net investment income	(156,141)
Net unrealized appreciation (depreciation) on: Investments	6,666,573
Futures	264,376
Written options	109,423
Accumulated net realized gain (loss)	(268,560,628)
Paid-in capital	629,894,105
Net assets, at value	$368,217,708
Net Asset Value
Class A Net Asset Value and redemption price per share ($172,644,174 ÷ 17,895,263 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.65
Maximum offering price per share (100 ÷ 95.50 of $9.65)	$10.10
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,807,309 ÷ 394,840 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.64
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,143,037 ÷ 1,880,623 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.65
Class R Net Asset Value, offering and redemption price per share ($1,776,568 ÷ 183,233 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.70
Class S Net Asset Value, offering and redemption price per share ($30,755,786 ÷ 3,189,921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.64
Institutional Class Net Asset Value, offering and redemption price per share ($141,090,834 ÷ 14,627,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$14,561,549
Income distributions — Central Cash Management Fund	56,057
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,615
Total income	14,633,221
Expenses: Management fee	1,690,475
Administration fee	424,142
Services to shareholders	749,484
Distribution and service fees	764,497
Custodian fee	18,079
Professional fees	111,097
Reports to shareholders	97,882
Registration fees	85,776
Trustees' fees and expenses	15,390
Interest expense	161
Other	42,693
Total expenses before expense reductions	3,999,676
Expense reductions	(250,581)
Total expenses after expense reductions	3,749,095
Net investment income	10,884,126
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,731,439
Futures	6,154,687
Written options	255,791
24,141,917
Change in net unrealized appreciation (depreciation) on: Investments	(17,475,232)
Futures	662,126
Written options	109,423
(16,703,683)
Net gain (loss)	7,438,234
Net increase (decrease) in net assets resulting from operations	$18,322,360

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$10,884,126	$16,649,776
Net realized gain (loss)	24,141,917	28,653,399
Change in net unrealized appreciation (depreciation)	(16,703,683)	(5,507,991)
Net increase (decrease) in net assets resulting from operations	18,322,360	39,795,184
Distributions to shareholders from: Net investment income: Class A	(5,122,411)	(8,026,850)
Class B	(95,010)	(207,739)
Class C	(348,698)	(610,609)
Class R	(42,905)	(80,031)
Class S	(1,086,852)	(1,600,668)
Institutional Class	(4,200,924)	(6,123,556)
Total distributions	(10,896,800)	(16,649,453)
Fund share transactions: Proceeds from shares sold	58,563,370	81,169,542
Reinvestment of distributions	10,165,605	14,948,932
Payments for shares redeemed	(195,467,821)	(285,411,462)
Net increase (decrease) in net assets from Fund share transactions	(126,738,846)	(189,292,988)
Increase from regulatory settlements (see Note H)	—	1,560
Increase (decrease) in net assets	(119,313,286)	(166,145,697)
Net assets at beginning of period	487,530,994	653,676,691
Net assets at end of period (including accumulated distributions in excess of net investment income of $156,141 and $210,611, respectively)	$368,217,708	$487,530,994

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.45		$9.04	$9.01	$10.66	$10.72
Income (loss) from investment operations: Net investment incomea	.24		.27	.42	.51	.49
Net realized and unrealized gain (loss)	.20		.41	.02	(1.65)	(.06)
Total from investment operations	.44		.68	.44	(1.14)	.43
Less distributions from: Net investment income	(.24)		(.27)	(.41)	(.51)	(.49)
Net realized gains	—		—	—	—	—
Total distributions	(.24)		(.27)	(.41)	(.51)	(.49)
Net asset value, end of period	$9.65		$9.45	$9.04	$9.01	$10.66
Total Return (%)b,c	4.69		7.64	5.18	(11.17)	4.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173		242	313	562	788
Ratio of expenses before expense reductions (%)	1.06		1.07	1.05	.97	.99
Ratio of expenses after expense reductions (%)	.95		.87	.78	.80	.80
Ratio of net investment income (%)	2.50		2.96	4.84	4.93	4.64
Portfolio turnover rate (%)	384	d	293	258	223	194
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

	Years Ended October 31,
Class B	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.44		$9.04	$9.00	$10.65	$10.71
Income (loss) from investment operations: Net investment incomea	.16		.20	.36	.43	.41
Net realized and unrealized gain (loss)	.20		.40	.02	(1.65)	(.06)
Total from investment operations	.36		.60	.38	(1.22)	.35
Less distributions from: Net investment income	(.16)		(.20)	(.34)	(.43)	(.41)
Net realized gains	—		—	—	—	—
Total distributions	(.16)		(.20)	(.34)	(.43)	(.41)
Net asset value, end of period	$9.64		$9.44	$9.04	$9.00	$10.65
Total Return (%)b,c	3.90		6.73	4.37	(11.75)	3.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		8	12	23	31
Ratio of expenses before expense reductions (%)	1.76		1.77	1.84	1.72	1.75
Ratio of expenses after expense reductions (%)	1.70		1.61	1.55	1.55	1.55
Ratio of net investment income (%)	1.75		2.22	4.07	4.18	3.89
Portfolio turnover rate (%)	384	d	293	258	223	194
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

	Years Ended October 31,
Class C	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.45		$9.04	$9.01	$10.66	$10.72
Income (loss) from investment operations: Net investment incomea	.17		.20	.36	.43	.41
Net realized and unrealized gain (loss)	.20		.41	.01	(1.65)	(.06)
Total from investment operations	.37		.61	.37	(1.22)	.35
Less distributions from: Net investment income	(.17)		(.20)	(.34)	(.43)	(.41)
Net realized gains	—		—	—	—	—
Total distributions	(.17)		(.20)	(.34)	(.43)	(.41)
Net asset value, end of period	$9.65		$9.45	$9.04	$9.01	$10.66
Total Return (%)b,c	3.92		6.85	4.36	(11.84)	3.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		24	33	48	69
Ratio of expenses before expense reductions (%)	1.73		1.72	1.74	1.66	1.68
Ratio of expenses after expense reductions (%)	1.70		1.60	1.55	1.55	1.55
Ratio of net investment income (%)	1.75		2.23	4.07	4.18	3.89
Portfolio turnover rate (%)	384	d	293	258	223	194
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

	Years Ended October 31,
Class R	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.50		$9.09	$9.05	$10.71	$10.77
Income (loss) from investment operations: Net investment incomea	.21		.25	.40	.48	.47
Net realized and unrealized gain (loss)	.21		.41	.03	(1.65)	(.06)
Total from investment operations	.42		.66	.43	(1.17)	.41
Less distributions from: Net investment income	(.22)		(.25)	(.39)	(.49)	(.47)
Net realized gains	—		—	—	—	—
Total distributions	(.22)		(.25)	(.39)	(.49)	(.47)
Net asset value, end of period	$9.70		$9.50	$9.09	$9.05	$10.71
Total Return (%)b	4.44		7.39	5.02	(11.41)	3.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	3	3	5
Ratio of expenses before expense reductions (%)	1.59		1.13	1.35	1.18	1.16
Ratio of expenses after expense reductions (%)	1.19		1.08	1.06	1.05	1.05
Ratio of net investment income (%)	2.26		2.75	4.57	4.68	4.39
Portfolio turnover rate (%)	384	c	293	258	223	194
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

	Years Ended October 31,
Class S	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.44		$9.04		$9.00		$10.65		$10.71
Income (loss) from investment operations: Net investment incomea	.25		.29		.44		.53		.52
Net realized and unrealized gain (loss)	.20		.40		.03		(1.65)		(.06)
Total from investment operations	.45		.69		.47		(1.12)		.46
Less distributions from: Net investment income	(.25)		(.29)		(.43)		(.53)		(.52)
Net realized gains	—		—		—		—		—
Total distributions	(.25)		(.29)		(.43)		(.53)		(.52)
Net asset value, end of period	$9.64		$9.44		$9.04		$9.00		$10.65
Total Return (%)	4.88		7.71	b	5.42	b	(10.86	)b	4.40	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		50		54		86		133
Ratio of expenses before expense reductions (%)	.78		.80		.76		.80		.77
Ratio of expenses after expense reductions (%)	.78		.70		.56		.55		.55
Ratio of net investment income (%)	2.67		3.13		5.06		5.18		4.89
Portfolio turnover rate (%)	384	c	293		258		223		194
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

	Years Ended October 31,
Institutional Class	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.45		$9.04		$9.01		$10.66		$10.72
Income (loss) from investment operations: Net investment incomea	.26		.30		.44		.54		.52
Net realized and unrealized gain (loss)	.20		.41		.02		(1.66)		(.06)
Total from investment operations	.46		.71		.46		(1.12)		.46
Less distributions from: Net investment income	(.26)		(.30)		(.43)		(.53)		(.52)
Net realized gains	—		—		—		—		—
Total distributions	(.26)		(.30)		(.43)		(.53)		(.52)
Net asset value, end of period	$9.65		$9.45		$9.04		$9.01		$10.66
Total Return (%)	4.98		7.93	b	5.42	b	(10.94	)b	4.40	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141		162		239		740		624
Ratio of expenses before expense reductions (%)	.68		.70		.68		.58		.59
Ratio of expenses after expense reductions (%)	.68		.60		.55		.55		.55
Ratio of net investment income (%)	2.77		3.23		5.07		5.18		4.89
Portfolio turnover rate (%)	384	c	293		258		223		194
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate including reverse repurchase agreements was 386% for the year ended October 31, 2011.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Core Fixed Income Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased interest rate options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncements. In April 2011, Accounting Standards Update 2011-03 (ASU 2011-03), Reconsideration of Effective Control for Repurchase Agreements, was issued and is effective for the first interim and annual periods beginning after December 15, 2011. ASU 2011-03 amends Financial Accounting Standards Board (FASB) Topic 460, Transfers and Servicing. The main objective of the amendments is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Management is currently evaluating the application of ASU 2011-03 and its impact, if any, on the Fund's financial statements.

In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

For the year ended October 31, 2011, the Fund had average daily reverse repurchase agreements outstanding of $2,774,894 for a total of twenty-four days with a related weighted average annualized interest rate of 0.085%, which resulted in $161 of interest expense.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $268,185,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $24,718,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(268,185,000)
Net unrealized appreciation (depreciation) on investments	$6,578,480

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$10,896,800	$16,649,453

*For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended October 31, 2011, the Fund entered into option contracts to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of open option contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund invested in written option contracts with total values ranging from $0 to approximately $63,000 and purchased option contracts with total values ranging from $0 to approximately $152,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $41,845,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $72,965,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$115,938	$365,947	$481,885

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options)
Liability Derivatives	Written Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(62,500)	$(101,571)	$(164,071)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes written options)

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Total
Interest Rate Contracts (a)	$325,070	$255,791	$6,154,687	$6,735,548

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Total
Interest Rate Contracts (a)	$(86,339)	$109,423	$662,126	$685,210

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and futures, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,584,238,668 and $1,560,732,320, respectively. Purchases and sales of U.S. Treasury obligations aggregated $211,684,677 and $318,445,851, respectively.

For the year ended October 31, 2011, transactions for written options on futures were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	$—	$—
Options written	650	282,752
Options closed	(225)	(110,829)
Outstanding, end of period	$425	$171,923

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective on January 3, 2011, Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.95%
Class B	1.70%
Class C	1.70%
Class R	1.20%
Class S	.80%
Institutional Class	.70%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.96%
Class B	1.71%
Class C	1.71%
Class R	1.21%
Class S	.81%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $424,142, of which $31,329 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2011
Class A	$139,106	$139,106	$—
Class B	2,906	2,906	—
Class C	15,151	7,098	3,126
Class R	945	945	—
Class S	33,235	—	7,913
Institutional Class	115,131	—	28,847
	$306,474	$150,055	$39,886

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2011
Class B	$40,701	$—	$3,049
Class C	148,442	—	11,785
Class R	4,739	1,943	297
	$193,882	$1,943	$15,131

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$503,590	$93,519	$50,111	.20%
Class B	13,225	345	2,367	.24%
Class C	49,081	—	11,646	.25%
Class R	4,719	4,719	—	—
	$570,615	$98,583	$64,124

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011, aggregated $7,208.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $11,921 and $1,285, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $55 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,026, of which $7,986 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2011, there was one shareholder accounts that held approximately 16% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,857,399	$26,968,420	4,753,042	$43,721,975
Class B	12,988	122,911	116,954	1,074,008
Class C	137,825	1,312,874	183,745	1,690,162
Class R	52,949	500,838	49,868	459,997
Class S	1,371,588	13,017,423	1,609,117	14,748,467
Institutional Class	1,770,970	16,640,904	2,117,352	19,474,933
		$58,563,370		$81,169,542
Shares issued to shareholders in reinvestment of distributions
Class A	514,103	$4,844,053	812,640	$7,454,241
Class B	7,600	71,525	18,138	165,879
Class C	28,431	267,978	46,514	426,429
Class R	4,430	42,033	8,619	79,374
Class S	97,389	916,746	142,979	1,313,002
Institutional Class	426,682	4,023,270	600,874	5,510,007
		$10,165,605		$14,948,932
Shares redeemed
Class A	(11,058,687)	$(104,447,989)	(14,542,406)	$(133,291,910)
Class B	(433,193)	(4,066,102)	(624,741)	(5,723,157)
Class C	(828,440)	(7,764,862)	(1,348,140)	(12,347,088)
Class R	(53,834)	(518,353)	(263,235)	(2,461,367)
Class S	(3,572,533)	(33,678,872)	(2,449,886)	(22,531,189)
Institutional Class	(4,758,673)	(44,991,643)	(11,925,363)	(109,056,751)
		$(195,467,821)		$(285,411,462)
Net increase (decrease)
Class A	(7,687,185)	$(72,635,516)	(8,976,724)	$(82,115,694)
Class B	(412,605)	(3,871,666)	(489,649)	(4,483,270)
Class C	(662,184)	(6,184,010)	(1,117,881)	(10,230,497)
Class R	3,545	24,518	(204,748)	(1,921,996)
Class S	(2,103,556)	(19,744,703)	(697,790)	(6,469,720)
Institutional Class	(2,561,021)	(24,327,469)	(9,207,137)	(84,071,811)
		$(126,738,846)		$(189,292,988)

H. Regulatory Settlements

On March 30, 2010, the Fund received $1,560 as part of a settlement with the SEC by a non-affiliated third party broker. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 23, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 11% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Fischer Francis Trees & Watts, Inc. ("FFTW") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee and the Fixed Income and Quant Oversight Committee presented their findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's and the Fixed Income and Quant Oversight Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee, the Fixed Income and Quant Oversight Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considered these and many other factors, including the quality and integrity of DWS's and FFTW's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and FFTW provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including FFTW. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investments results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and FFTW historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee to be paid to FFTW, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and FFTW.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of FFTW with respect to the Fund. The Board noted that DWS pays FFTW's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and FFTW and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and FFTW and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and FFTW related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and FFTW related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources
For shareholders of Class A, B, C, S and Institutional Class
For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$69,527	$0	$0	$0
2010	$69,527	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011